UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 11, 2009

CAVICO CORP.
 (Exact name of registrant as specified in charter)

Delaware	0-52870	20-4863704
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

17011 Beach Blvd., Suite 1230
Huntington Beach, California               92647
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (714) 843-5456

Copies to:

Gregory Sichenzia, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Cavico Corp., a Delaware corporation (the “Company”), has historically filed consolidated financial statements with the Securities and Exchange Commission (the “Commission”).  Such financial statements include the accounts of the Company, its wholly owned subsidiaries, majority owned subsidiaries and all entities in which the Company has less than 50% ownership that are variable interest entities in which the Company is the primary beneficiary.  These subsidiaries include Cavico Mining and Construction JSC, a Vietnamese joint stock company (“Mining”) of which the Company currently owns 25.5%.  Mining is a publicly traded in Vietnam on the Ho Chi Minh Exchange in Vietnam under the symbol MCV.  The Company created Mining and has owned more than 50% of Mining until 2007 and has historically included the results of Mining with its consolidated financial statements.  The Company has always exercised significant control over Mining though shared management, guarantees of indebtedness, inter-company credit lines, shared use of assets and control of major contracts.  However, as described in Item 4.02, the Commission has advised the Company that it does not agree with the Company’s interpretation of the applicable accounting principles (FASB Interpretation No. 46(R), or “FIN 46(R)”) regarding the consolidation of variable interest entities.  To address the Commission’s comments, the Company has undertaken the actions described below in Item 1.01 and Item 4.02.  As a result of these actions, the Company will consolidate the results of Mining in future periodic reports filed with the Commission.  Additionally, the Company will be permitted to disclose results of Mining on a pro forma basis in its pending Registration Statement on Form S-1 in accordance with Article 11 of Regulation S-X under the Securities Act of 1933, as amended.

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2009, Cavico Corp., a Delaware corporation (the “Company”), Cavico Vietnam Limited Company Limited, the Company’s wholly-owned subsidiary, and Cavico Mining and Construction JSC, a Vietnamese joint stock company (“Mining”), entered into a Securities Purchase Agreement, (the “Securities Purchase Agreement”), pursuant to which the Company and its subsidiaries agreed to purchase from Mining a total of 4,000,000 ordinary shares of Mining at Vietnamese Dong16,894 per share (approximately $0.94 per share based on current exchange rates) in exchange for debt owed to the Company and its subsidiaries by Mining or cash, at the Company’s discretion.  At the conclusion of transactions contemplated by the Securities Purchase Agreement, the Company and its subsidiaries will own more than 50% of the total issued and outstanding ordinary shares of Mining.

The purpose of the Company’s acquisition of an additional 4,000,000 shares of Mining to own over 50% of Mining’s common stock pursuant to the Securities Purchase Agreement is to enable the Company to include Mining in its consolidated financial statements on a going forward basis.  Although the Company’s nominees comprise a majority of Mining’s board of directors, as a result of the Company’s sale of ordinary shares of Mining in 2007, the Company’s ownership percentage of Mining fell below 50% and the Company must restate its financial statements filed with the U.S. Securities and Exchange Commission (the “Commission”) in the Company’s periodic reports as described in Item 4.02.  By bringing its ownership back up to over 50% of Mining’s ordinary shares, in exchange for intercompany debt owed to Cavico Vietnam from Mining, the Company will be able consolidate Mining in its future financial statements.

This transaction has received preliminary approval from Mining’s Board of Directors but is subject to approval of Mining’s shareholders, of which the Company owns 25.5%.  Based on the historical voting and support of Mining’s shareholders, the Company’s management is highly confident that it will receive the majority of the votes approving this transaction.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Company received comment letters from the staff of the Commission commenting on its Registration Statement on Form S-1, originally filed with the Commission on May 22, 2009, and subsequent amendments filed with the Commission.  The comment letters requested additional information from the Company and alerted the Company to the possible misapplication of FIN 46(R) “Consolidation of Variable Interest Entities” with respect to the consolidation of Mining in the Company’s financial statements.  On December 11, 2009, the Company’s Board of Directors concluded the previously filed financial statements for the years ended December 31, 2008 and 2007 and the nine months ended September 30, 2009 and 2008 , the six months ended June 30, 2009 and 2008 and the three months ended March 31, 2009 and 2008 , should be restated and should no longer be relied upon.

As a result, the Company's audited consolidated financial statements as of and for the fiscal years ended December 31, 2007 and December 31, 2008 included in its Form 10-K should not have included the assets, liabilities, operations and cash flows of Mining.  Similarly, the Company's unaudited interim financial statements included in each of its quarterly reports on Form 10-Q for fiscal years 2008 and 2009 should not have included the assets, liabilities, operations and cash flows of Mining.

The Company shall restate its financial statements for the years ended December 31, 2008 and 2007 and the nine months ended September 30, 2009 and 2008 , the six months ended June 30, 2009 and 2008 and the three months ended March 31, 2009 and 2008 deconsolidating Mining .

In summary, although the Company will deconsolidate Mining on a historical basis, it will disclose on a pro forma basis the results of Mining in its pending Registration Statement on Form S-1 and will consolidate Mining on a going forward basis as a result of its ownership of a greater than 50% interest in Mining.

The Board discussed this matter with the Company's independent public accounting firm, PMB Helin Donovan LLP, who agreed that the financial statements for the years ended December 31, 2008 and 2007 and the nine months ended September 30, 2009 and 2008 , the six months ended June 30, 2009 and 2008 and the three months ended March 31, 2009 and 2008 , should no longer be relied upon and should be restated.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.13	Press Release Dated December 11, 2009
Exhibit 99.1	Stock Purchase Agreement, by and among Cavico Corp., Cavico Vietnam Company Limited and Cavico Mining and Construction JSC

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVICO CORP.

Date: December 11, 2009	By:	/s/ Timothy Dac Pham
Name: Timothy Dac Pham
Vice President